Going Concern	6 Months Ended
Jun. 30, 2015
Disclosure Text Block [Abstract]
Going Concern:
3. Going Concern:
As of June 30, 2015, the Company was in breach of certain financial covenants. Furthermore, the Company is in discussions to extend the maturity of a certain loan agreement which has lapsed. These incidents constitute events of default and may result in the lenders requiring immediate repayment of the loans. As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements, the Company has classified the respective bank loans amounting to $1,015,834 as current liabilities (Note 10). As a result, the Company reported a working capital deficit of $491,442 at June 30, 2015, including the classification as current assets of "Vessels held for sale" of $530,640 (Note7).
In addition, cash expected to be generated from operations assuming that current market charter hire rates would prevail in the twelve-month period ending June 30, 2016, will not be sufficient to cover the Company's current maturities of long-term debt and the Company expects to finance them with either cash on hand, operational cash flows and debt or equity issuances, or a combination thereof.
The Company is currently in negotiations with some of its lenders to obtain waivers, waiver extensions or debt maturity extensions. Management expects that the lenders will not demand immediate payment of the loans. Management plans to settle the loan interest and scheduled loan repayments with cash expected to be generated from operations and from financing activities.
The unaudited interim condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the unaudited interim condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.